SUPPLEMENT DATED JUNE 30, 2011
TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 1, 2010 FOR
STADION MANAGED PORTFOLIO CLASS A, C AND I SHARES AND
STADION CORE ADVANTAGE PORTFOLIO CLASS A, C AND I SHARES
(individually, a “Fund,” collectively, the “Funds”), each a series of Stadion Investment Trust (the “Trust”)

This supplement must be accompanied by, or read in conjunction with, the current Prospectuses and Statement of Additional Information for the Funds, dated October 1, 2010 and replaces in their entirety all prior supplements thereto. Please keep this supplement for future reference.

New Investment Advisory Agreement

Effective June 30, 2011, certain investment entities controlled and managed by TA Associates, Inc.  acquired, in the aggregate, a 54.4% interest in Stadion Money Management, LLC (“Stadion”) (the “Transaction”).  Each Fund’s investment advisory agreement with Stadion in effect prior to June 30, 2011 (together, the “Prior Advisory Agreements”) provided for its automatic termination in the event of its assignment. As a result, the completion of the Transaction resulted in the termination of the Prior Advisory Agreements.  On April 22, 2011, the Trust’s Board of Trustees approved a new investment advisory agreement with Stadion for each Fund (the “New Advisory Agreements”) and, at a special meeting held on June 27, 2011, shareholders of each Fund approved the New Advisory Agreements.   Founded in 1968, TA is a private equity firm located at John Hancock Tower, 56th Floor, 200 Clarendon Street, Boston, Massachusetts 02116.

Under the New Advisory Agreements, which became effective on June 30, 2011, Stadion provides the same advisory services on the same terms provided under the previous advisory agreements.  There are no changes to the advisory fees, investment objectives or principal investment strategies of the Funds or composition of Stadion’s portfolio management team.

Election of Trustees

At the special meeting held on June 27, 2011, shareholders of the Funds voted to elect four individuals (James M. Baker, Ronald C. Baum, Norman A. McLean and Gregory L. Morris) to serve on the Board of Trustees of the Trust.  Except for Mr. Baum, all individuals previously served of the Board of Trustees of the Trust.

Changes to the Prospectuses and SAI:

In connection with the Transaction,  the New Advisory Agreements and the election of Trustees, the changes described below to the prospectuses of the Funds (the “Prospectuses”) and the Statement of Additional Information for the Funds(“SAI”), each dated October 1, 2010, are effective immediately.

Changes to the Prospectuses:

All references to “Stadion Money Management, Inc.” in the Prospectuses should be replaced with “Stadion Money Management, LLC.”

In the Prospectuses, under the section “Management of the Funds – Investment Advisor,” please delete the second paragraph in its entirety and replace it with the following paragraph:

The Advisor, organized as a Delaware limited liability company and managing the Funds since April 12, 2011, is controlled by certain investment entities controlled and managed by TA Associates, Inc. (“TA”).  The Advisor was organized in April 2011 through a corporate reorganization whereby Stadion Money

Management, Inc., the Advisor’s predecessor firm (“Stadion Inc.”), contributed substantially all of its business to the Advisor in exchange for interests in the Advisor.  Stadion Inc. had served as the investment adviser of the Funds since their inception.  TA acquired a controlling interest in the Advisor effective June 30, 2011.  The executives and members of the advisory staff of the Advisor have extensive experience in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since Stadion Inc. was founded in 1991. As of June 30, 2011, the Advisor had approximately $6.6 billion in assets under management.

In the Prospectuses, under the section “Management of the Funds – Investment Advisor,” please delete the section “Disclosure Regarding Advisory Agreement Approval” in its entirety and replace it with the following paragraph:

Disclosure Regarding Advisory Agreement Approval.  A discussion regarding the basis for the Board’s approvals of the Funds’ investment advisory agreements will be available in the Funds’ annual report to shareholders for the year ended May 31, 2011.  You may obtain a copy of the Funds’ annual report, without charge, upon request to the Funds.

Changes to the SAI:

All references to “Stadion Money Management, Inc.” in the SAI for the Funds should be replaced with “Stadion Money Management, LLC.”

In the SAI, under the section “Management And Other Service Providers - Trustees And Officers,” please amend the table listing the Trustees and executive officers of the Trust to include the following:

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Ronald C. Baum (age 70)	Trustee	Since July 2011	Mr. Baum was a Managing Partner of Grant Thornton LLP (public accounting) from 1987 through 2002.	2	None

In the SAI, under the section “Management And Other Service Providers - Trustees And Officers,” please delete the first sentence in the section “Board Structure” and replace it with the following sentence:

The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Morris, who is Chairman of the Board.

In the SAI, under the section “Management And Other Service Providers - Trustees And Officers,” please amend the second paragraph of the section “Qualification of Trustees” to include the following sentence:

Mr. Baum has business and accounting experience as a managing partner of a public accounting firm.

In the SAI, under the section “Management And Other Service Providers - Trustees And Officers,” please delete the paragraph “Compensation” in its entirely, replace it with the following paragraph and amend the table listing the compensation of the Trustees as set forth below:

2

Compensation.  Officers of the Trust and the Trustees who are interested persons of the Trust or the Advisor receive no salary from the Trust.  Effective as of January 1, 2011, the Independent Trustees receive an annual retainer of $5,000 and a fee of $1,250 from each Fund for each Board meeting attended in person or by telephone.  Half of the fees received by the Independent Trustees are invested in shares of the applicable Fund on the date they are received.  The Funds reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. The table below reflects the amount of compensation received by each Trustee during the fiscal year ended May 31, 2010.

Name of Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Fund Complex Paid to Trustees
INDEPENDENT TRUSTEES
James M. Baker	$3,800	None	None	$3,800
Norman A. McLean	$3,800	None	None	$3,800
Ronald C. Baum*	None	None	None	None
INTERESTED TRUSTEE
Gregory L. Morris	None	None	None	None

    *Appointed to the Board in April 2011.

In the SAI, under the section “Management And Other Service Providers - Investment Advisor,” please delete the first paragraph in the section in its entirety and replace it with the following paragraph:

INVESTMENT ADVISOR.  Information about the Advisor, Stadion Money Management, LLC, 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, and its duties and compensation as Advisor is described in the Prospectuses.  The Advisor, organized as a Delaware limited liability company, is controlled by certain investment entities controlled and managed by TA Associates, Inc. (“TA”).  A change in control of the Advisor occurred on June 30, 2011 upon completion of a transaction with TA whereby certain investment entities controlled and managed by TA acquired in the aggregate, a 54.4% interest in the Advisor.  Prior to June 30, 2011, the Advisor was controlled by Timothy A. Chapman, majority shareholder of the member then controlling the Advisor, Stadion Money Management, Inc. (“Stadion Inc.”).  Prior to April 12, 2011, Stadion Inc. had been the investment adviser of the Funds since their inception.  Stadion Inc. transferred to the Advisor substantially all of its investment advisory business, including its investment advisory agreements with the Funds, in a transfer not considered an “assignment” under the Investment Company Act of 1940 before the Advisor commenced management of the Funds on April 12, 2011.  Mr. Chapman is a co-founder of Stadion Inc. and was also a co-founder and Vice President of MurphyMorris Money Management Co., a former investment advisory firm and affiliate of the Advisor that managed the MurphyMorris ETF Fund, a mutual fund that merged with and into the Core Advantage Fund in June 2005.  The Advisor was formerly known as PMFM, Inc.